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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 6, 1998



                          FOREST CITY ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)


            Ohio                    1-4372             34-0863886

  (State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)           File Number)     Identification No.)


 1100 Terminal Tower, 50 Public Square      Cleveland, Ohio       44113
 (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code 216-621-6060



         (Former name or former address, if changed since last report.)












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Item 5.  Other Events.


This Form 8-K is being filed to submit the following:

     Exhibit 10.1 - Second Amendment to Credit Agreement, dated as of March 6, 1998, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

     Exhibit 10.2 - Second Amendment to Guaranty of Payment of Debt, dated as of March 6, 1998, by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.










                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Forest City Enterprises, Inc.
                                                 (Registrant)



Date     April 6, 1998                    By    /s/  Thomas G. Smith
                                          Thomas G. Smith, Senior Vice President
                                                and Chief Financial Officer